PAYROLL EXPENSE	12 Months Ended
Dec. 31, 2024
Analysis of income and expense [abstract]
PAYROLL EXPENSE	PAYROLL EXPENSE
Our partnership has no key employees; therefore, Brookfield Infrastructure does not remunerate key management personnel. Key decision makers of Brookfield Infrastructure are all employees of the ultimate parent company who provide management services under Brookfield Infrastructure’s Master Services Agreement. Details of the management fees paid are disclosed in Note 34, Related Party Transactions.
Throughout the year, the General Partner in its capacity as our partnership’s general partner, incurs director fees, a portion of which are charged to our partnership in accordance with the limited partnership agreement.
Refer to Note 24, Direct Operating Costs, for further details on payroll expenses identified as “compensation,” across all of Brookfield Infrastructure’s subsidiaries.